UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GREEN EARTH TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GREEN EARTH TECHNOLOGIES, INC.
10 Bank Street, Suite 680
White Plains, New York 10606
(877) 438-4761

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 TO BE HELD AT 10:00 A.M., EASTERN TIME, TUESDAY, DECEMBER 7, 2010

To the Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Green Earth Technologies, Inc., a Delaware corporation (the “Company”), which will be held at 10:00 a.m. Eastern Time on Tuesday, December 7, 2010 at 1136 Celebration Boulevard, Celebration, Florida 34747 to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement:

1.	The election of two Class II directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors have been elected and qualified;

2.	Approval of an amendment of the Company’s certificate of incorporation to increase the number of shares of common stock authorized from 200,000,000 to 300,000,000 shares;

3.	Approval of an amendment to the Company’s 2008 Employee Stock Award and Incentive Plan to increase the number of shares available for awards thereunder from 20,000,000 to 40,000,000;

4.	Advisory approval of the appointment of independent auditors for fiscal year 2011; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record of the Company’s common stock at the close of business on October 15, 2010, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponements thereof.

THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors,

Greg D. Adams,
Secretary
White Plains, New York
October XX, 2010

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the
Annual Meeting to Be Held on Tuesday, December 7, 2010.

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.getg.com

* * * * * * *

GREEN EARTH TECHNOLOGIES, INC.
10 Bank Street, Suite 680
White Plains, New York 10606
(877) 438-4761

PRELIMINARY
PROXY
STATEMENT

This proxy statement contains information related to the 2010 Annual Meeting of Stockholders (“Annual Meeting”) of Green Earth Technologies, Inc., a Delaware corporation (“we”, “us”, “our” or the “Company”), to be held at 10:00 a.m. Eastern Time on Tuesday, December 7, 2010 at 1136 Celebration Boulevard, Celebration, Florida 34747 and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement, proxy card and a copy of our annual report to stockholders for the fiscal year ended June 30, 2010, is October XX, 2010.

SOLICITATION AND REVOCATION OF PROXIES

A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at anytime by (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting or (iii) attendance at the Annual Meeting and voting in person.

The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit stockholders in person or by telephone, telegraph or telecopy following solicitation by this proxy statement but will not be separately compensated for such solicitation services.

If your shares are registered directly in your name with Issuer Direct Corporation, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on October 15, 2010 (the “Record Date”), you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the Annual Meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.” If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange.

STOCKHOLDER’S VOTING RIGHTS

Only holders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof.  On the Record Date there were 134,918,153 shares of Common Stock outstanding with one vote per share.

Our Bylaws provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at our corporate headquarters, 10 Bank Street, White Plains, New York 10606, during normal business hours for a period of ten days before the Annual Meeting and at the time and place of the Annual Meeting.

Voting Requirements

Election of Director. The election of the two Class II director nominees will require a plurality of the votes cast for their election at the Annual Meeting.  In the election of the Class II directors, votes may be cast in favor of or withheld with respect to the nominees.  Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Approval of the Charter Amendment.  The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our certificate of incorporation to increase the number of shares of Common Stock we are authorized to issue from 200,000,000 to 300,000,000 shares.  Abstentions and broker non-votes on this matter will be treated as “present” for quorum purposes and will have the same effect as a vote against the proposal.

Approval of the Plan Amendment and Advisory Approval of the Appointment of Independent Auditors.  The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve (i) an amendment to our 2008 Stock Award and Incentive Plan (the “Plan”) to increase the number of shares available for awards thereunder from 20,000,000 to 40,000,000; and (ii) the appointment of our independent auditors for the fiscal year ending June 30, 2011 on an advisory basis.  Abstentions and broker non-votes on this matter will be treated as “present” for quorum purposes.  However, since abstention and broker non-votes are not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote.

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Board currently consists of five members and is divided into three classes, with one Class I Director, two Class II Directors and two Class III Directors.  Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting.

At the Annual Meeting, two Class II Directors will be elected to serve until the annual meeting of stockholders in 2013 and until such directors’ successors are elected and qualified.  The Board has nominated Humbert Powell and David Buicko for re-election as Class II Directors.  We intend to vote the shares over which we have a proxy for their re-election.  In the event either nominee is unable or unwilling to serve as a director, we intend to exercise our proxy to elect such person designated by the Board in substitution.  We have no reason to believe that either of Messrs. Powell or Buicko will not be a candidate or will be unable to serve if re-elected.

Set forth below are the biographies of the nominees for election as Class II directors and all other members of the Board who will continue in office.

The Board Unanimously Recommends a Vote FOR the Election of the Class II Directors
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.

*     *     *     *     *

DIRECTORS AND EXECUTIVE OFFICERS

      The names, ages and titles of our executive officers and directors, as of the Record Date, are as follows:

Name	Age	Position
William J. (Jeff) Marshall (1)	55	Class III Director, Chairman of the Board and Chief Executive Officer
Jeffrey Loch (1)	47	Class III Director, President and Chief Marketing Officer*
Greg D. Adams	49	Chief Operating Officer, Chief Financial Officer and Secretary**
Janet Jankura (2)(3)	48	Class I Director
Humbert Powell (4)(5)(6)	71	Class II Director
David Buicko (6)(7)	57	Class II Director

*	Appointed president and chief marketing officer on September 15, 2010.
**	Appointed chief operating officer on September 15, 2010.
(1)	Term as a director expires at the 2011 annual meeting of stockholders.
(2)	Compensation Committee Chair.
(3)	Term as director expires at the 2012 annual meeting of stockholders.
(4)	Member of our Audit Committee.
(5)	Member of our Compensation Committee.
(6)	Term as a director expires at the Annual Meeting and a director nominee of the Board.
(7)	Audit Committee Chair.

William J. (Jeff) Marshall has been our chief executive officer and chairman of the Board since February 2008.  From 2006 to 2008, Mr. Marshall served as managing partner of CRT Private Equity, the private equity investment arm of CRT Capital Group which absorbed RockRidge Capital Partners in 2006, of which Mr. Marshall was the founder and senior managing partner from 2002 to 2006.  From 1996 to 2002, Mr. Marshall was the senior managing partner at VantagePoint Venture Partners with over $3.5 billion under management and four technology investment funds.  From 1985 to 1996, Mr. Marshall was a senior managing director, chief technology officer and head of the Communications Technologies Group (CTG) at Bear Stearns, where, in addition to his other duties, he worked with the Corporate Finance and Technology Group advising both public and private companies on financing, mergers and acquisitions and other strategic transactions.  Mr. Marshall is currently a member of the board of directors of Zolon Corporation.  From 1989 to 2005 he was a member of board of the Securities Industry Association Technology Committee.  He is a graduate of New York University in Finance and Computer Applications and Information Systems (B.S.), and the Harvard Management Program in Strategic Technology and Business Development.  Mr. Marshall was selected as a director because of his in-depth knowledge of our operations, financial condition and strategy in his position as our chief executive officer, as well as his extensive experience managing private equity which provides the Board with a critical link to management and the perspective of a fund manager with a deep understanding of the financial markets.

Jeffrey Loch, one of our founders, has been our president and chief marketing officer since September 2010 and a director since February 2009.  Mr. Loch is a principal of Marketiquette, a marketing company he co-founded in 2001 that provides branding and go-to-market strategies as well as national sales representative coverage.  Mr. Loch is a graduate of Albion College where he received his B.A. degree in Management and Economics in 1984.  .  Mr. Loch was selected as a director because of his in-depth knowledge of our operations and products as our president and chief marketing officer which would help enable the Board to provide its oversight function with the benefit of management’s perspective of our business.

Greg D. Adams has been our chief operating officer since September 2010, and our chief financial officer and secretary since March 2008.  From 1999 to 2008, he served as chief financial officer, chief operating officer and director of EDGAR Online Inc., a leading provider of business information.  From 1994 to 1999, he was also chief financial officer and senior vice president, finance of PRT Group Inc., a technology solutions company and the Blenheim Group Plc., U.S. Division, a conference management company.  Mr. Adams began his career in 1983 at KPMG in the audit advisory practice where he worked for 11 years.  Mr. Adams is a Certified Public Accountant, a member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants, and served as vice chairman of Financial Executives International’s committee on finance and information technology.  He received a B.B.A. degree in Accounting from the College of William & Mary.

Non-Employee Directors

Janet Jankura has been a director since February 2008.  Ms. Jankura is a Township Trustee in Richfield, Ohio.  From 1999 to 2003, she was chief human resource officer for units of Rockwell Automation and National City Corporation.  From 1996 to 1997, she chaired the Cleveland Museum of Art Young Friends board of directors and was a co-founder and trustee for Cleveland Bridge Builders, which supports inter-generational leadership training and succession planning in regional business and civic sectors.  Ms. Jankura received her M.S. in Organizational Behavior from the University of Hartford, Connecticut and subsequently served as a U.S. Marine Corps officer.  Ms. Jankura is a current member of the U.S. Department of Interior’s Bureau of Land Management National Wild Horse and Burro Advisory Board.  Ms. Jankura was selected as a director because of her background and experience, and her position with the U.S. Department of Interior which provides the Board with valuable management and leadership skills and insight into business opportunities with U.S. governmental agencies.

Humbert Powell has been a director since November 2008.  Since 1996, Mr. Powell has been a managing director at Sanders Morris Harris, an investment banking firm, headquartered in Houston, Texas, known for its energy financings.  He is a senior member of the firm’s Equity Capital Markets and Investment Banking divisions.  Mr. Powell holds a degree in Business and Economics from Salem-Teikyo University and is a trustee of this college.  Current and recent board affiliations include: Lottery Dynamics, Alliance Distributors Holding Inc. (Pink Sheets:  ADTR.PK), Endeavor International Corp. (formerly Continental Southern Resources Inc.) and Green Holdings Inc. (a Carbon Credit Company).  Mr. Powell was selected as a director because of his in-depth knowledge of the investment banking sector and financial analysis which provides the Board with valuable insight on growth and acquisition strategies.

David M. Buicko has been a director since September 2010.  Since 1986, Mr. Buicko has been the chief operating officer of the Galesi Group, a leading industrial real estate developer in the Northeast and owner of one of the largest, most versatile third-party logistics companies in the region.  He is responsible for the day to day operations of the Galesi Group’s operating divisions including commercial real estate, industrial parks, distribution and logistics and the exploration and production of natural resources.  Mr. Buicko is a member of a variety of local professional, economic development and charitable organizations and is the current chairman of the Center for Economic Growth, a regional economic development organization.  He also serves on the board of numerous privately held companies in the real estate, oil and gas industries.  Mr. Buicko is a certified public accountant and a graduate of Siena College where he received a B.B.A. degree in Accounting in 1975.  Mr. Buicko was selected as a director because of his background and experience in senior management which provides the Board with valuable management and leadership skills and insight into our business.

Family Relationships

None of the directors or executive officers are related by blood, marriage or adoption.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Director Independence

The Board has determined that Ms. Jankura, and Messrs. Powell and Buicko are independent as that term is defined in the listing standards of the NASDAQ.  Generally a director is considered independent as long as he or she does not have a relationship with us or management that would interfere with the exercise of independent judgment in carrying out the director’s responsibilities.

In determining director independence, the Board considered the compensation paid to Ms. Jankura, and Messrs. Powell and Buicko for the year ended June 30, 2010, disclosed in “Director Compensation” below, and determined that such compensation was for services rendered to the Board and therefore did not impact their ability to continue to serve as independent directors.

Board Meetings

The Board met four times during fiscal 2010.  A majority of the directors attended all of the meetings of the Board. All persons who were directors during fiscal 2010 attended at least 75% of these meetings. Absent special circumstance, each director is expected to attend the Annual Meeting.

Committees Established by the Board

The Board established an Audit Committee and a Compensation Committee.

Audit Committee. The Audit Committee members consist of David Buicko, as chairperson, and Humbert Powell.  The Board has determined that Mr. Buicko is the “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by the independent auditors;

●	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the report that the SEC requires in our annual proxy statement.

A copy of the Audit Committee charter has been posted on our Web site at www.getg.com.  The Audit Committee met four times during the 2010 fiscal year.

Compensation Committee. The Compensation Committee members consist of Janet Jankura, as chairperson, and Humbert Powell. The Compensation Committee assists the Board in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

●	determining the compensation (including, base salary and bonus) and benefits payable to our chief executive officer;

●	determining, approving and/or recommending to the Board, the compensation and benefits payable to our other executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity and incentive compensation plans.

The chief executive officer may not be present during any deliberations on his compensation.

A copy of the Compensation Committee charter has been posted on our Web site at www.getg.com.  The Compensation Committee met two times during the 2010 fiscal year.

Code of Ethics

We have adopted a Code of Ethics (the “Code of Ethics”), which applies to all directors, officers and employees. A copy of the Code of Ethics is available on our web site under the heading “Investor Quick Facts.” We intend to make available on our web site any future amendments or waivers to our Code of Ethics within four business days after any such amendments or waivers.

Disclosure of Director Qualifications

In lieu of a nominating committee, the Board is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.  The Board regularly reviews its membership composition in light of our changing requirements, assesses its own performance, and the feedback from stockholders and other key constituencies.

In identifying and recommending nominees for positions on the Board, the Board places primary emphasis on the following:  (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a board of directors that is effective, collegial and responsive to our needs.

In addition, the Board seeks to include a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that it confronts.  These individual qualities can include matters like experience in our industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to ours (e.g., financial service companies, growth companies, and companies that grow through acquistions), leadership experience, and relevant geographical experience.

Stockholders who wish to recommend director candidates for consideration by the Board may do so by mailing a written recommendation to the Board in accordance with the procedures set forth in the section entitled “Stockholder Communication with the Board of Directors” appearing elsewhere in this proxy statement.  Such recommendation must include the following information as of the date of recommendation:

●	the name and address of the stockholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;

●
the class and number of shares of our Common Stock the stockholder owns beneficially and of record and, in the case where the stockholder is the record owner but not the beneficial owner, the name of the beneficial owner, including the holding period for such shares;

●	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications; and

●	a written consent of the candidate (1) to be named in the Company’s proxy statement and stand for election if nominated by the Board and (2) to serve if appointed by the stockholders.

Recommendations by stockholders for director candidates to be considered by the Board must be submitted not later than the 120th calendar day before the first anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting.  The submission of a recommendation by a stockholder in compliance with these procedures will not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in our proxy statement.

Board Leadership Structure

Mr. Marshall has served as chairman of the Board and chief executive officer since February 2008.  Our By-Laws give the Board the flexibility to determine whether the roles of chairman and chief executive officer should be held by the same person or by two separate individuals.  Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans.  The Board also considers the specific circumstances we face  and the characteristics and membership of the Board.  At this time, the Board has determined that having Mr. Marshall serve as both the chairman and chief executive officer is in the best interest of our stockholders.  We believe this structure makes the best use of the chief executive officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into our decision-making.  The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

Stockholder Communication with the Board of Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, by mail or electronically. To communicate with the Board, any individual director or any group of directors, correspondence should be addressed to the Board or any such individual directors or group of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Green Earth Technologies, Inc., 10 Bank Street, Suite 680, White Plains, New York 10606.  All communications received as set forth in the preceding paragraph will be opened by the secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors.  Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee.  In the case of communications to the Board or any group of directors, the Company’s secretary will make sufficient copies of the contents to send to each director who is a member of the group to which the envelope or e-mail is addressed.

BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the outstanding shares of Common Stock as of the Record Date by:  (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and director nominee, (iii) each of the Named Executive Officers in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent of Class(2)
Executive Officers:
William J. (Jeff) Marshall	7,925,000	(3)	5.6%
Simon Higgs (4)	4,639,584		3.4%
Greg D. Adams	1,991,667	(5)	1.5%
Jeffrey Loch	-	(6)	*
Non-Employee Directors:
Janet Jankura	237,500	(7)	*
Humbert Powell	66,667	(8)	*
David Buicko	481,000	(9)	*
All directors and executive officers as a group (7 persons)	15,341,418	(10)	10.8%
5% Stockholders:
KeysKwest, LLC	8,000,000	(6)	5.9%
Paul Andrecola	9,102,529	(11)	6.7%
Techtronics Industries (TTI)	32,888,889	(12)	24.0%
Elysium National Resources, LLC	9,360,000	(13)	6.8%

* Less than 1%

(1)	Unless otherwise provided herein, the address of the persons named is c/o Green Earth Technologies, Inc., 10 Bank Street, Suite 680, White Plains, New York 10606.
(2)
According to the rules and regulations of the SEC, shares that a person has a right to acquire within 60 days of the Record Date are deemed to be beneficially owned by such person and are deemed to be outstanding only for the purpose of computing the percentage ownership of that person.  Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.  As of the Record Date, 134,918,153 shares of Common Stock were outstanding.

(3)	Includes 6,000,000 shares of Common Stock underlying immediately exercisable options.
(4)	Resigned effective as of September 15, 2010.
(5)	Includes 991,667 shares of Common Stock underlying immediately exercisable options.
(6)
Mr. Loch’s wife, Carol Loch, is the sole member of KeysKwest, LLC, which owns 8,000,000 shares of Common Stock.  Mr. Loch does not have voting control or power of disposition over these shares and disclaims any ownership of such shares.  The business address of KeysKwest is 1208 Celebration Avenue, Celebration, FL 34747.

(7)	Includes 87,500 shares of Common Stock underlying immediately exercisable options.
(8)	Includes 66,667 shares of Common Stock underlying immediately exercisable options.
(9)
Includes 108,000 shares of Common Stock underlying warrants with an exercise price of $0.38 per share.  The warrants expire on January 19, 2013.  Mr. Buicko is a two percent shareholder and director of Elysium National Resources, LLC.  He does not have voting control or power of disposition over the shares owned by Elysium.

(10)	Includes an aggregate of 7,253,834 shares of Common Stock underlying immediately exercisable options and warrants.
(11)	Mr. Andrecola’s business address is 3901 G Street, Philadelphia, PA 19124.
(12)
Includes 2,222,222 shares underlying immediately exercisable warrants with an exercise price of $0.20 per share.  TTI’s business address is 24/F CDW Building, 388 Castle Peak Road, Tsuen Wan, N.T. Hong Kong.

(13)
Includes 2,160,000 shares of Common Stock underlying immediately exercisable warrants with an exercise price of $0.38 per share.  Elysium’s business address is 1600 Norris Road, Bakersfield, California 93308.

As of the Record Date, we were not aware of any pledges of Common Stock which may at a subsequent date result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Corporate Governance

The Board has adopted a resolution that, in the future, any transactions between us and another person or entity who is deemed to be an “affiliate” or a related party must be approved by a majority of our disinterested directors.

Transactions with Related Parties

Between June 2007 and June 2010, we issued an aggregate of 8,000,000 shares of our Common Stock to Marketiquette.  Marketiquette is owned and operated by Jeffrey Loch, our president, chief marketing officer and one of our directors, and Carol Loch, his wife.  At the direction of Marketiquette, all of the shares were issued to KeysKwest, LLC, which beneficially owned approximately 5.9% of our outstanding shares as of the Record Date and whose sole member is Mrs. Loch.

In July 2007, we entered into a services agreement, as amended, with Marketiquette under which we pay Marketiquette a monthly retainer of $36,000 as well as commissions from 5%-10% based on net sales it generates.  The commission depends on the customer’s class of trade with a declining maximum scale based on volume.  We paid Marketiquette a total of $819,000 and $546,000 for the years ended June 30, 2009 and 2010, respectively, in accordance with the agreement.

In February 2008, we entered into an agreement with Inventek under which Inventek granted us a royalty-free license and exclusivity rights to market, sell and distribute appearance products. Inventek is owned by Yasmin Andrecola, whose husband Paul Andrecola, beneficially owns approximately 6.7% of our outstanding shares as of the Record Date.  Under the terms of the agreement, Inventek and the Company agreed to combine resources and work together collectively to formulate and manufacture products to be sold under our brand names.  We purchased inventory from Inventek totaling $704,000 and $816,000 for the years ended June 30, 2009 and 2010, respectively.

In December 2008, we entered into a five-year worldwide distribution agreement for G-branded products with TTI. TTI beneficially owns approximately 24.0% of our outstanding shares as of the Record Date.  For the years ended June 30, 2009 and 2010, approximately 84% and 63% of our revenues, respectively, were earned from TTI.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth certain information with respect to compensation for the fiscal years ended June 30, 2010 and 2009 earned by or paid to the Company’s Chief Executive Officer (principal executive officer) and two other most highly compensated executive officers whose total salary exceeded $100,000 in fiscal 2010 (the ”Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards ($)(1)	Option Awards ($)(1)	All other Compensation ($)		Total($)
William J. (Jeff) Marshall, Chief	2010	$150,000	$50,000	$682,837	$-	$-		$882,837
Executive Officer (2)	2009	$318,269	$-	$678,000	$-	$-		$996,269

Simon Higgs, President and Chief	2010	$150,000	$-	$-	$186,060	$-		$336,060
Operating Officer (3)	2009	$55,961	$-	$50,000	$119,757	$-		$225,718

Greg D. Adams, Chief Financial Officer	2010	$200,000	$25,000	$-	$1,557,472	$-		$1,782,472
and Chief Operating Officer	2009	$200,000	$-	$-	$1,637,738	$103,524	(4)	$1,941,262

(1)	Represents the aggregate grant-date fair value of the awards computed in accordance the Financial Accounting Standards Board (FASB) Accounting Standards Codified Topic 718 ("FASB ASC Topic 718.)
(2)	Effective on March 1, 2009, Mr. Marshall’s annual salary was reduced to $150,000 per annum.
(3)	He joined the Company in February 2009. Mr. Higgs resigned from all of his positions with the Company effective on September 15, 2010.
(4)	Reflects amounts paid for taxes on restricted stock awards.

Employment Agreements and Arrangements

Jeff Marshall, Chief Executive Officer and Chairman of the Board

In February 2008, we entered into a three-year employment agreement with Jeff Marshall to serve as our chief executive officer.  In March 2009 and April 2010, that agreement was amended.  Under the amended agreement, Mr. Marshall serves as chairman of the board and chief executive officer and receives a base salary of $150,000, plus incentive compensation of $50,000 if he achieves $5,000,000 in financing for us.  Pursuant to his employment agreement, as amended, Mr. Marshall received 4,000,000 shares in February 2008 and 2,000,000 shares on January 5, 2009, both of which vested immediately upon grant, and will receive 4,000,000 shares on January 5, 2011, if he is still employed by us on that date. In the event of termination for any reason other than for “cause,” death or disability or if we decide not to renew the agreement, Mr. Marshall will receive, in addition to payment of accrued salary and benefits through the date of termination of employment, a severance payment equal to the sum of (i) twelve months of his then applicable annual base salary if the termination occurs any time before his first anniversary of his employment agreement or twenty-four months if his termination occurs any time after the first year of his employment agreement and (ii) the average of his last two annual cash bonuses, and all unvested restricted stock held by the executive shall immediately vest.

On September 17, 2010 we agreed to grant Mr. Marshall options to purchase 6,000,000 shares of our Common Stock on the condition he forfeit the 6,000,000 shares of restricted stock that we previously issued to him under his employment agreement.  In addition, we agreed to grant him options to purchase an additional 4,000,000 shares of our Common Stock on January 5, 2011 provided he waives his right to receive 4,000,000 shares of restricted Common Stock on that date and provided that the stockholders approve the proposal to increase the number of shares available under the Plan as set forth in this proxy statement.

Greg Adams, Chief Financial Officer

In March 2008, we entered into a three-year employment agreement with Greg Adams to serve as our chief financial officer.  In June 2008, that agreement was amended.  Under the amended agreement, Mr. Adams receives a base salary of $200,000, plus incentive compensation of $100,000 if he achieves $10,000,000 in financing for us.   In addition, pursuant to his employment agreement, in August and November 2008, Mr. Adams was granted options covering 3,500,000 shares of our Common Stock, vesting ratably over a three-year period, at a price per share equal to the then market price of a share of our stock.  In April 2009, those options were cancelled, and we granted Mr. Adams options covering 2,975,000 shares of our Common Stock with an exercise price of $0.49 per share.  The new stock options are subject to a new three-year vesting schedule.  In the event of termination for any reason other than for “cause,” death or disability or if we decide not to renew the agreement, Mr. Adams will receive, in addition to payment of accrued salary and benefits through the date of termination of employment, a severance payment equal to the sum of (i) twelve months of his then applicable annual base salary if the termination occurs any time before his first anniversary of employment or twenty-four months if his termination occurs any time after the first year of his employment and (ii) the average of his last two annual cash bonuses, and all stock options held by the executive shall immediately vest and remain exercisable for the lesser of their original term or five years.

Outstanding Equity Awards

The following table includes certain information with respect to the value of all outstanding equity awards to our Named Executive Officers at June 30, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

			STOCK AWARDS
Name	Number of Securities Underlying Unexercised Option (#) Exercisable		Number of Securities Underlying Unexercised Option (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)
William J. (Jeff) Marshall	6,000,000	(1)	—		$0.39	9/16/2020	4,000,000	(1)	$2,200,000	(1)(2)

Simon Higgs	270,833	(3)	541,667	(3)	$0.49	4/29/2019	—		—

Greg D. Adams	991,667	(3)	1,983,333	(3)	$0.49	4/29/2019	—		—
	--		750,000	(4)	$0.25	3/18/2020	—		—

(1)
Under his amended employment agreement, Jeff Marshall is entitled to receive 4,000,000 shares of Common Stock on January 5, 2011, assuming he is still employed by us on that date.  On September 17, 2010 we agreed to grant Mr. Marshall options to purchase 6,000,000 shares of our Common Stock on the condition he forfeit the 6,000,000 shares of restricted Common Stock that we previously issued to him under his employment agreement.  In addition, we agreed to grant him options to purchase an additional 4,000,000 shares of our Common Stock on January 5, 2011 provided he waives his right to receive 4,000,000 shares of restricted Common Stock on that date and provided that the stockholders approve the proposal to increase the number of shares available under the Plan as set forth in this proxy statement.

(2)	The market value is based on $0.55 per share which was the closing price of our Common Stock on June 30, 2010.
(3)
The options were granted on April 29, 2009 and vest in equal annual installments on each of April 29, 2010, 2011 and 2012.  Mr. Higgs forfeited all of his options upon his resignation on September 15, 2010.

(4)	The options were granted on March 18, 2010 and vest in equal annual installments on each of March 18, 2011, 2012 and 2013.

Director Compensation

Compensation of Directors

Our “independent” directors receive the following compensation:

●	An annual retainer fee of $25,000;

●	A quarterly meeting fee of $2,500 and reimbursement for actual out-of-pocket expenses incurred in connection with attending each Board meeting in person;

●
A stock option grant covering 150,000 shares upon his or her election to the Board. The options vest over three years and are exercisable at a price per share equal to the fair market value of the stock on the date of grant. Additionally, on an annual basis, the historical stock option grants for non-affiliated directors are adjusted based on an allocated stock option pool that is 0.5% of the issued and outstanding shares of Common Stock; and

●	The Chairman of the Audit and Compensation Committees receive an annual fee of $10,000.

The following table presents information relating total compensation for our non-employee directors for the year ended June 30, 2010.

Director Compensation

Name	Fees Earned or Paid in Cash($)	Option Awards(1)	All Other Compensation	Total
Jeffrey Loch (2)	$—	$—	$—	$—
Janet Jankura	$42,500	$113,470	$—	$155,970
Humbert Powell	$42,500	$55,644	$—	$98,144
David Buicko (3)	$—	$—	$—	$—

(1)	Represents the aggregate grant-date fair value of the awards computed in accordance the Financial Accounting Standards Board (FASB) Accounting Standards Codified Topic 718 ("FASB ASC Topic 718.)
(2)
Mr. Loch did not earn any fees or compensation for his services as a director.  However, we paid Marketiquette, of which Mr. Loch is a principal and co-founder, $546,000 in other compensation for services and company expense reimbursements for product development, production, advertising, sales rep commissions and travel expenses.

(3)	Mr. Buicko was appointed to the Board on September 9, 2010.

Analysis of Risk Inherent in Our Compensation Policies and Practices

                                                During the fiscal year ended June 30, 2010, the Compensation Committee with the assistance of management conducted a risk assessment of all of our compensation policies and practices.  The Compensation Committee analyzed our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model.  Based upon such review, the Compensation Committee concluded that we have balanced pay for performance programs, and our compensation policies and procedures do not motivate imprudent risk taking and are not reasonably likely to have a material adverse effect on us.  This determination is based, in important part, on the fact that all of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or the Compensation Committee. None of the persons who are members of our Compensation Committee have ever been employed by us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities that are registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of the Forms 3, 4 and 5 (and amendments thereto) furnished to us for the fiscal year ended June 30, 2010, we have determined that our directors, officers and greater-than-10% beneficial owners complied with all applicable Section 16 filing requirements.

PROPOSAL 2

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company’s certificate of incorporation, as amended (the “Charter”), currently authorizes the issuance of 200,000,000 shares of Common Stock.  On September 9, 2010, the Board approved an amendment to the Charter that increases the number of authorized shares of Common Stock from 200,000,000 to 300,000,000 (the “Charter Amendment”).  The Charter Amendment is subject to stockholder approval.

This Charter Amendment would revise Article Fourth of the Charter to read as follows:

“FOURTH: The total number of shares of stock which this corporation is authorized to issue is three hundred million (300,000,000) shares of common stock with a par value of $0.001 per share.”

The following schedule indicates the number of shares of Common Stock outstanding as of the Record Date and issuable under outstanding options, warrants, convertible securities and employment agreements.

As of October 15, 2010
Number of authorized shares of Common Stock:	200,000,000

Less Common Stock outstanding:	134,918,153
Less potentially issuable Common Stock:
Restricted Common Stock to be issued to Mr. Marshall pursuant to his employment agreement	4,000,000
Warrants to purchase Common Stock	7,689,722
Stock options issued but not exercised	19,873,750

Shares of Common Stock available for issuance:	33,518,375

The Board believes that the authorization of additional shares of Common Stock is necessary in order to seek to raise additional capital through the sale of stock, which will be necessary as we expect to continue to generate operating losses and to be cash flow negative.  Additional funds will be necessary to help develop and commercialize various new products and otherwise to execute on our business plan. We believe that the increased share authorization will provide us with an ability to: (i) seek to raise funds that may be necessary to further develop our core business, (ii) fund potential acquisitions, (iii) meet current working capital requirements through debt and/or equity financings, (iv) reserve sufficient shares pursuant to our stock plan, and (v) pursue other corporate purposes that may be identified by the Board. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by stockholders would be necessary prior to issuance of the additional shares of Common Stock to be authorized, except as may be required for a particular transaction by our charter or by-laws, applicable law or regulatory agencies, or the rules of any stock exchange on which the Company’s Common Stock may then be traded.

The future issuance of shares other than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each stockholder not acquiring additional shares. The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The Board anticipates that we will issue additional shares of Common Stock and/or warrants to purchase Common Stock in exchange for additional funds. However, there are no such arrangements currently contemplated and there are no guarantees that any such funds will be available or, if available, whether such funds may be obtained on terms satisfactory us.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in the acquisition of one company by another company), the proposed increase in authorized shares is not in response to any effort by any person or group to accumulate our stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Additional information concerning our capitalization, financial state and performance may be found in our annual report, a copy of which has been furnished with this proxy statement.  Our financial statements and notes thereto for the 2010 fiscal year, together with the information contained in Items 5 and 7 of our Annual Report on Form 10-K for the 2010 fiscal year are incorporated into this proxy statement by reference.

If this proposal is approved, as soon as practicable after the Annual Meeting, we intend to file the Charter Amendment with the Delaware Secretary of State. A copy of the proposed Charter Amendment is attached as Appendix A to this Proxy Statement.

This proposal will be approved upon the affirmative vote of a majority of our outstanding Common Stock.

The Board Unanimously Recommends a Vote FOR the Charter Amendment
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed
*     *     *     *     *

PROPOSAL NO. 3

AMENDMENT TO THE 2008 STOCK AWARD AND INCENTIVE PLAN TO INCREASE AUTHORIZED SHARES

In September 2010, the Board approved an amendment to our 2008 Stock Award and Incentive Plan (the “Plan”) that increases the number of shares available for awards under the Plan from 20,000,000 to 40,000,000 (the “Plan Amendment”).  The Plan Amendment is subject to stockholder approval.  The Board determined that the Plan Amendment is in the best interests of the Company and recommends approval by the stockholders.  A copy of the proposed Plan Amendment is attached as Appendix B to this Proxy Statement.

Background and Reason for the Proposal

As of September 30, 2010, awards covering 19,873,750 shares were issued and outstanding under the Plan leaving only 126,250 shares available for future grants.  Accordingly, the Board believes that the Plan Amendment is necessary to provide us with enough shares to continue our program of equity-based incentive compensation.  In order to continue our program of equity-based incentive compensation to attract and retain the personnel necessary for our success and to provide more flexibility to the Compensation Committee, the Board has approved the Plan Amendment and recommends approval by our stockholders.

The following is a brief summary of the Plan:

The purpose of the Plan is to (i) attract, retain, motivate and reward our employees and non-employee directors, (ii) provide for equitable and competitive compensation opportunities, recognize individual contributions and reward achievement of our goals, and (iii) promote the creation of long-term value for stockholders by closely aligning the interests of Plan participants with those of stockholders. The terms of the Plan provide for the granting of both stock-based and cash-based incentives, including incentive and non-qualified stock options, stock appreciation rights, restricted stock and restricted stock unit. The total number of shares of our Common Stock that may be awarded under the Plan and issued on the exercise of awards is equal to 20,000,000 shares, subject to adjustments in certain circumstances. In addition, the Plan limits the maximum amount of shares that may be subject to awards under the Plan granted to any one individual per year to 5,000,000 shares. The persons eligible to receive awards under the Plan are our employees, including any of our executive officer or non-employee directors, any person who has been offered employment by us, provided that such prospective employees may not receive any payments or exercise any rights relating to their awards until their commencement of employment with us, or our consultants. Except as may otherwise be provided in the Plan, the Compensation Committee will have complete authority and discretion to determine the terms of awards.

If this proposal is approved, the total number of shares of our Common Stock that may be awarded under the Plan and issued on the exercise of awards would be 40,000,000 shares, subject to adjustments in certain circumstances.  As of June 30, 2010, the approximate number of employees who were eligible to participate in the Plan is seven, the approximate number of non-employee board members who will be eligible to participate in the Plan is three and we do not currently have any consultants that we are considering for participation in the Plan.

The Board may terminate the Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Plan will terminate in 2018. The Board may also further amend the Plan, provided that no amendment will be effective without approval of our stockholders if stockholder approval is required to satisfy any applicable statutory or regulatory requirements.

Equity Compensation Plan Information

The following table summarizes the options granted under the Plan as well as warrants granted outside the Plan as of June 30, 2010. The shares covered by outstanding options are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

	Equity Compensation Plan Table
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation
Plans Approved By
Security Holders
Grants under the 2008 Stock
Award and Incentive Plan, as amended	8,436,250	$0.43	11,563,750
Equity Compensation
Plans Not Approved By
Security Holders
Warrants (1)	7,689,722	$0.28	Not applicable
Total	16,126,072	$0.36	11,563,750

(1)
The warrants, issued in connection with private equity offerings during fiscal June 30, 2009 and 2010, are exercisable any time beginning after the grant date and until the third anniversary of that date.

The Board Unanimously Recommends a Vote FOR the Plan Amendment

and Proxies that are Signed and Returned Will Be So Voted

Unless Otherwise Instructed

*     *     *     *     *

PROPOSAL NO. 4

ADVISORY APPROVAL OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

Friedman LLP (“Friedman”), has been our independent auditor since 2008.  Their audit report appears in our annual report for the fiscal year ended June 30, 2010. A representative of Friedman will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent auditors is not required to be submitted to a vote of our stockholders for ratification.  In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors.  Although the Audit Committee has not made any determination with respect to our 2011 fiscal year, given our history with Friedman, the Board believes that, as a matter of good corporate practice, it is advisable to ask stockholders to approve on an advisory basis only Friedman’s appointment to audit our financial statement for the fiscal year ending June 30, 2011.  However, the Board is submitting this matter to our stockholders as a matter of good corporate practice.  If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Friedman, and may retain that firm or another without re-submitting the matter to the stockholders.  Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interest.

The Board Unanimously Recommends a Vote FOR the Appointment of Independent Auditors
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed

*     *     *     *     *

REPORT OF THE AUDIT COMMITTEE TO THE BOARD

The Audit Committee is responsible for providing oversight of our accounting and financial reporting functions. The Board appoints the Audit Committee and its chairman annually, with the committee consisting of at least two directors.  The Audit Committee operates under a formal charter, which is available on our website at http://www.getg.com and by clicking on the Investor Relations section then going to the “Corporate Governance” link.  The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee received the written disclosures and the letter from Friedman, the Company’s independent registered public accounting firm, that are required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ), as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The disclosures described the relationships and fee arrangements between Friedman and the Company. Consistent with Independence Standards Board Standard No. 1 and the rules and regulations of the SEC, the Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm to the Company for the fiscal year ended June 30, 2010 is compatible with maintaining Friedman’s independence and has discussed with Friedman the firm’s independence from the Company.

Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements and issuing a report thereon.

 The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vo. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee reviewed and discussed with management and the Company’s independent registered public accounting firm, the audited financial statements of the Company for the year ended June 30, 2010.

      Based on the above-mentioned reviews and discussions with management and the Company’s independent registered public accounting firm, the Audit Committee, exercising its business judgment, recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2010, for filing with the SEC.

      This report is submitted on behalf of the members of the Audit Committee:

David Buicko, Chairman
Humbert Powell

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by Friedman, our principal accounting firm, for the fiscal years ended June 30, 2010 and 2009, are as follows:
	2010	2009
Audit fees (1)	$150,000	$66,000
Audit-related fees	--	--
Total audit and audit-related fees	$150,000	$66,000
Tax fees	$20,000	--
All other fees	--	--
Total fees	$170,000	$66,000

(1)
Includes $65,000 and $25,000 of fees billed for services rendered in connection with our Form 10 Registration Statement, and $45,000 and $10,000 of fees billed for services rendered in connection with their review of our quarterly reports on Form 10-Q, for the fiscal years ended June 30, 2010 and 2009, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

ANNUAL REPORT TO STOCKHOLDERS

We have enclosed our 2010 Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (“Annual Report”), as filed with the SEC, with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended June 30, 2010, along with other financial information and management discussion about us, which we urge you to read carefully.

You can also obtain, free of charge, a copy of our Annual Report by:

●	accessing the Investor Relations section of our website at http://www.getg.com and clicking on the “SEC Filings” link:

●	writing to:

Green Earth Technologies, Inc. – Investor Relations
10 Bank Street, Suite 680
White Plains, New York 10606; or

●	telephoning us at: (914) 372-4203.

You can obtain a copy of our Annual Report and other periodic filings that we make with the SEC from the SEC’s EDGAR database at http://www.sec.gov .

STOCKHOLDERS PROPOSALS FOR 2011 ANNUAL MEETING

Stockholders interested in presenting a proposal for consideration at the Annual Meeting of Stockholders in 2011 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy materials relating to our 2011 annual meeting of stockholders, all qualified proposals must be received by our Investor Relations Coordinator no later than June 25, 2011. A stockholder’s notice must set forth, as to each proposed matter: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-12 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the stockholder proposing such business; (iv) the number of shares of Common Stock which are beneficially owned by such stockholder; (v) a representation that the stockholder is a holder of record of shares of Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the stockholder in such proposal or nomination.

On August 25, 2010, the SEC adopted new Exchange Act Rule 14a-11, which will permit stockholders or groups holding 3% of the voting power of U.S. public companies who have held their shares for at least three years to include director nominees in company proxy materials.  In addition, the SEC also amended Rule 14a-8 to provide that companies may not exclude from their proxy materials stockholder proposals that seek to establish less restrictive proxy access procedures, and adopted a number of related rule amendments intended to facilitate proxy access.  The new rules will be effective 60 days after their publication in the Federal Register, and rule 14a-11 will apply for a company’s 2011 annual meeting if the first anniversary of the mailing of the 2010 proxy materials occurs within 120 days of effectiveness.  However, the compliance date of Rule 14a-11 for smaller reporting companies has been delayed for a period of three years from the effective date.  On October 4, 2010, the SEC delayed the effective date of Rule 14a-11 and the amendments to Rule 14a-8 indefinitely, pending review of Rule 14a-11 by the United States Court of Appeals of the District of Colombia.

Other Information

The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by us. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “FOR” all of the proposals described in this proxy statement.

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s proxy statement or annual report from us directly, please contact us by:

●	writing to:

Green Earth Technologies, Inc. – Investor Relations
10 Bank Street, Suite 680
White Plains, New York 10606; or

●	telephoning us at: (914) 372-4203.

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, December 7, 2010:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.getg.com

* * * * * * *

Dated: October xx, 2010

BY ORDER OF THE BOARD Greg D. Adams, Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

GREEN EARTH TECHNOLOGIES, INC.

Green Earth Technologies, Inc. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1.  The name of the corporation is Green Earth Technologies, Inc.

2.  The certificate of incorporation of the corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

“The total number of shares of stock which this corporation is authorized to issue is three hundred million (300,000,000) shares of common stock with a par value of $0.001 per share.”

3.  The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Executed on this      day of                         , 20     .

____________________________________
Title of authorized officer

A-1

APPENDIX B

AMENDMENT TO THE GREEN EARTH TECHNOLOGIES, INC. 2008 STOCK AWARD AND INCENTIVE PLAN

A.           The Green Earth Technologies, Inc. 2008 Stock Award and Incentive Plan (the “Plan”) is hereby amended as follows:

1.
The Plan is hereby amended to increase the number of shares of Stock covered by the Plan to 40,000,000.  In order to effectuate this amendment, Section 4(a) of the Plan is amended by replacing “20,000,000” with “40,000,000”.

B.           The foregoing amendment to the Plan shall not take effect until it has been adopted by the Board of Directors of the Company and approved by the Company’s stockholders in accordance with the Company’s bylaws and applicable law.

C.           Except as otherwise set forth in this Amendment, the terms and provisions of the Plan shall remain in full force and effect as when originally adopted or as previously amended.

D.           Capitalized terms used in this amendment shall have the meaning ascribed to such terms in the Plan.

B-1

APPENDIX C

PROXY CARD
GREEN EARTH TECHNOLOGIES, INC.

P R O X Y

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

THIS PRELIMINARY PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Marshall and Greg Adams, and each of them with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of GREEN EARTH TECHNOLOGIES, INC. (the “Company”) to be held at 10:00 a.m. Eastern Time on Tuesday, December 7, 2010 at 1136 Celebration Boulevard., Celebration, FL 34747 and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice of Annual Meeting of Stockholders, and in their discretion upon such other matters as may come before the meeting.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on Tuesday, December 7, 2010:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.getg.com

* * * * * * *
Please mark “X” your votes as indicated:

1. ELECTION OF CLASS II DIRECTORS.
Humbert Powell David Buicko

☐ FOR THE ELECTION OF ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT:
____________________________________________________________________________

2.  APPROVAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WE ARE AUTHORIZED TO ISSUE FROM 200,000,000 TO 300,000,000 SHARES.

☐ FOR                                        ☐ AGAINST                                           ☐ ABSTAIN

3.  APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2008 STOCK AWARD AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARDS THEREUNDER FROM 20,000,000 TO 40,000,000.

☐ FOR                                        ☐ AGAINST                                           ☐ ABSTAIN

4. ADVISORY APPROVAL OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

☐ FOR                                        ☐ AGAINST                                           ☐ ABSTAIN

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of the aforesaid Annual Meeting.

Dated: ____________________, 2010

________________________________________
Signature of Stockholder

________________________________________
Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.